SumTotal Corporate Overview Don Fowler CEO February 21, 2007 Exhibit 99.1

Safe Harbor for Forward-Looking Statements
Information contained in this presentation and discussed in today's meetings includes forward-looking statements and management's preliminary estimates regarding future performance of the company. These statements represent
SumTotal Systems' current expectations or beliefs concerning its results and future events and are based on current expectations, estimates, beliefs, assumptions, goals and objectives; and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed or implied by these statements. Readers of this presentation and participants in these meetings are cautioned not to place undue reliance on any forward-looking statement, whether in the singular or the aggregate. Additional factors that could cause actual results to differ include, but are not limited to: (i) failure to accurately estimate fiscal future financial results, especially full fiscal year results, which the company has heretofore never provided; (ii) failure to fully realize the anticipated benefits of the acquisition of MindSolve, including without limitation, failure to successfully integrate the MindSolve product, retain its employees, or build a successful performance management business line; (iii) inability to grow revenue as the company expects, especially as the Company shifts its emphasis to a recurring revenue model, and/or the ability to grow or maintain revenue in its core market, newly acquired performance management product line, and in its international markets; (iv) unexpected expenses or failure to implement in a timely fashion, or at all, the requisite steps to control expenses, especially in the services organization, and the implementation of operating cost structures that align with revenue growth; (v) failure to accurately predict the costs and revenue associated with transitioning the company’s business model to SaaS ; (vi) the ability to successfully manage growth, significant current and expected additional competition, and the need to expand product distribution and service offerings; (vii) the Company’s continued ability to protect the its intellectual property rights and potential claims that the Company has infringed the intellectual property rights of others; (viii) foreign currency, interest rate, and fixed income risks; (ix) the level of corporate spending and changes in general economic conditions that affect demand for computer software and services; (x) other market conditions that include risks and uncertainties such as risks associated with financial, economic, political, terrorist activity and other uncertainties associated with operating a global business; and (xi) other events and other important factors disclosed previously and from time to time in SumTotal Systems' filings with the Securities and Exchange Commission, including the company's annual report on Form 10-K filed on March 28, 2006, its quarterly report on Form 10-Q filed on
November 9, 2006, its Form S-3/As filed on September 28, 2006 and October 2, 2006, and its Form 8-Ks. The forward-
looking statements contained in this presentation and discussed in today's meetings are made as of February 21, 2007, and SumTotal Systems assumes no obligation to update the information in this presentation or discussed in today's meetings.

Key Messages
SumTotal Is The Clear Leader in Learning Management Systems Market
LMS Market Growth of 15 – 18% Annually; SUMT 2006 Growth 41%/18%
45% larger than the second largest LMS vendor
Broadest Reach Within Talent Management Space
Significant Incremental Growth Opportunities in Broader Talent
Management Markets
Acquired Performance and Compensation Management in November 2006
Performance Management Market Growing 25% Annually; 10% Penetrated
Strong Recurring Revenue Business Model with Bottom-Line Leverage
Recurring Revenue 37% CAGR since 2003 and Nearly 50% of Total Revenue in
2007
Net Income Expected to Double in 2007
Current Run-Rate $120 Million; 2007 Consensus Is over $130 Million
Cash Flow Positive from Operations

The Talent Management Lifecycle
Goal of strategic
TM is to
ensure that
organizations
have optimum
skills and
competencies
to achieve
business
objectives and
to deliver
results
Performance Mgmt
Recruitment Mgmt
Compensation Mgmt
Learning Mgmt
•Screen for required competencies
•Hire based on high performers’ profiles
Competencies/
Skills
•Set goals and targets
•Evaluate competencies
•Identify skill gaps
•Develop succession plans
•Rapidly on-board skills and knowledge
•Develop competencies
•Remediate skills gaps rapidly
•Reinforce through pay for
performance
•Rapidly off-board
underperformers

Within Talent Management,
LMS Is Critical and the Landscape Has Changed
Labor markets not constrained
‘Discretionary’*focus*on
training and HR transactions
Focus on employees only
Fragmented market with
immature vendors
Learning and Talent Management
Markets 3 Years Ago...
…Versus Today
“War for Talent” is beginning
as Baby Boomers retire and
turnover rates increase
Mission Critical applications
focused on business results
‘Extended Enterprise’
demand from suppliers,
producers and customers
Consolidated market with
clear leaders

Projected Growth in LMS and Talent Management
Markets
$0.0
$0.1
$0.2
$0.3
$0.4
$0.5
$0.6
$0.7
$0.8
$0.9
$1.0
2005 2006 2007 2008
Source:  IDC; Yankee Group
$ Billion
CAGR 18%
CAGR 17%
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
$2.20
2005 2006 2007 2008
$ Billion
LMS Market Talent Management
(including Recruiting, Performance,
Learning and Incentive Management)

SUMT
Saba
Plateau
Oracle
GeoL
SAP
Learn.co
KnowPl
Meridian
TEDS
Vuept
WBT
Cornerst
Gen21
Geomtrx
NetDimen
RISC

SumTotal

LMS Market Share by Total Revenue
0%
5%
10%
15%
20%
SumTotal
market share is
~45% greater
than the #2
player and
nearly 3 times
the #3 player
Source:  Bersin & Associates,
Learning Management Systems 2006

SumTotal Talent Management Suite
Total
LMS
TotalLCMS
& ToolBook
Total
Information
Total
Collaboration
Total
Versioning
TotalIntegration
TotalDashboard Reporting & Analytics
Employee Data Competencies Training / Process Data
External Systems
Total
Performance
Total
Compensation
TotalAccess
Total
Succession

MOTOR HARLEY-DAVIDSON CYCLES

cingular WIRELESS
What do you have to say?

HALLIBURTON®

SCANIA

gsk GlaxoSmithKline

symbol®
The Enterprise Mobility Company™

SumTotal

$1M / year saved on printing
alone
30% reduction in cost /
training hr
Demonstrated Return on Customers’ Investments
ROI Category Illustrative Example
Business Impact
Training cost
efficiencies
Operating cost
leverage
Revenue
leverage
Millions saved in compliance
costs
Millions saved in warranty
costs
Reduced time-to-market from
9 months to 3 months
Increased channel revenue
from 59% to 75%

Why SumTotal Wins
Largest Vendor with a Strong Global Presence
~45% larger than next nearest competitor
Global product
and
presence
Industry’s Solution Leader
Verticalized sales force with deep domain knowledge of clients’
businesses
Strength in implementation and support
Reviewed by 3
rd
party analysts as most successful
implementation team
Largest support and R&D team
Best Product
Significant lead in core reporting and analysis functionality
Unique, flexible architecture drives low total cost of ownership

How We Are Growing Our LMS Business
Core market growth and expansion
New customers
Core business is only 30% penetrated
Deeper penetration into installed base
New version upgrades – SumTotal
®
Enterprise Suite 7
Additional learning modules; average significant customer has only 2.5 of 9 modules
License expansion and ‘Extended Enterprise’
Enterprises expected to standardize onto a single platform
New markets for learning products
International markets
SMB offering

EDS

ExcellerateHRO

The HRO business of EDS & Towers Perrin

accenture

Hewitt

ACS

Raytheon

Raytheon Professional Services LLC

SumTotal

Increase OEM Success by Capitalizing on
HRO Lead
Human Resource
Outsourcing Partnerships
HRO market growing
SumTotal is the de facto
platform
Strength with HROs presents
other OEM opportunities
BPO Outsourcers
Training Outsourcers
HR software
Product OEMs

Key Messages
SumTotal Is The Clear Leader in Learning Management Systems Market
LMS Market Growth of 15 – 18% Annually; SUMT 2006 Growth 41%/18%
45% larger than the second largest LMS vendor
Broadest Reach Within Talent Management Space
Significant Incremental Growth Opportunities in Broader Talent
Management Markets
Acquired Performance and Compensation Management in November 2006
Performance Management Market Growing 25% Annually; 10% Penetrated
Strong Recurring Revenue Business Model with Bottom-Line Leverage
Recurring Revenue 37% CAGR since 2003 and Nearly 50% of Total Revenue in
2007
Net Income Expected to Double in 2007
Current Run-Rate $120 Million; 2007 Consensus Is over $130 Million
Cash Flow Positive from Operations

Content Management
Knowledge Management
20%
25%
17%
12%

Integration and Data Platform
Competency Management
Talent Management Market
Recruitment
Management
($660M)
Performance
Management
($180M)
Learning
Management
($545M)
Compensation
Management
($290M)
Sources: Yankee Group, Gartner Group
2005 Market Size and
3 Year CAGR
Web Services / Portal / Reporting and Analytics
Best-of-Breed Solution Offered
Key Functionality Offered
Solution provided through partners and open integration

Emerging Performance Management Market
Performance Management only 10%
penetrated
Highly fragmented market; no vendor
has 20% of the market
Number one priority for HR and
training managers in 2006
Mindsolve acquisition in November
2006
TotalPerformance MVP patented drag-
and-drop technology
24 performance management deals
booked in Q4 2006
Fastest Growing Talent Management
Segment with Growth Estimated to Be
25% Annually
SUMT 5.2%
Performance Management 2006
Bersin & Associates, May 2006
Market Share by PM Revenue

Talent Management Expansion Strategy
Expand Compensation Management functionality
Acquired salary planning functionality with MindSolve acquisition
Will build out other functionality
Add other Talent Management capabilities
Enter into partnerships
Acquire other applications
Drive New Talent Management Offerings into Our OEM Channel

Talent Management Market Share Leader
Revenue by Customers
Learn.com
Saba
GeoLearning
SumTotal
Number of Customers
Learning Mgmt
Performance Mgmt/Succession Plans
Recruiting
Compensation Mgmt
Functionality Available:
Plateau
Authoria
SuccessFactors
Kenexa
Halogen
Taleo
Vurv
Sources:  Bersin & Associates,
Learning Management Systems 2006
Hoovers Data
0
20
40
60
80
100
120
250 500 750 1,000 1,250 1,500

Why LMS is Critical to Talent Management
Provides Largest ROI for Our Customers
Used by All Employees
Most ‘Sticky’ and Most Used Application within Talent Management
Only Application that Reaches the Extended Enterprise
Flexible Deployment Model with Expertise Behind the Firewall and
On-Demand

Key Messages
SumTotal Is The Clear Leader in Learning Management Systems Market
LMS Market Growth of 15 – 18% Annually; SUMT 2006 Growth 41%/18%
45% larger than the second largest LMS vendor
Broadest Reach Within Talent Management Space
Significant Incremental Growth Opportunities in Broader Talent
Management Markets
Acquired Performance and Compensation Management in November 2006
Performance Management Market Growing 25% Annually; 10% Penetrated
Strong Recurring Revenue Business Model with Bottom-Line Leverage
Recurring Revenue 37% CAGR since 2003 and Nearly 50% of Total Revenue in
2007
Net Income Expected to Double in 2007
Current Run-Rate $120 Million; 2007 Consensus Is over $130 Million
Cash Flow Positive from Operations

Increasing Recurring Revenue Stream
$19
$24
$33
$52
$66
$0
$10
$20
$30
$40
$50
$60
$70
2003 2004 2005 2006 2007E
Predictability of our model is
increasing as our maintenance,
hosting, and subscription-based
offerings grow.
In 2006, recurring revenue
contributed approximately 47% of
total revenue.
In 2007, recurring revenue should
contribute approximately 50% of
total revenue.
37% CAGR

Non-GAAP Financial Model
45% 50% 53% 58%
License and
Services
55% 50% 47% 42%
Recurring Revenue
Potential
2008E
Quarterly
Model
6%
(60%)
67%
2006
Quarterly
Average
15%
(55%)
70%
10%
(58%)
68%
2007E
Quarterly
Model
(At Mid-Point)
1%
Net Income
(68%)
Operating Expenses
69%
Gross Margin
2005
Quarterly
Average

Annual Revenue Trend (GAAP Basis) $55.2 $75.0 $106.0 $129 - $134 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2004 2005 2006 2007E $ Millions

Annual Net Income (GAAP Basis) ($16.0) ($11.1) ($12.0) ($1.5 - $0.5) ($16.0) ($14.0) ($12.0) ($10.0) ($8.0) ($6.0) ($4.0) ($2.0) $0.0 $2.0 2004 2005 2006 2007E $ Millions

Annual Revenue Trend (Non-GAAP Basis) $65.6 $78.5 $110.3 $130 - $135 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2004 2005 2006 2007E $ Millions

Annual Net Income (Non-GAAP Basis) ($5.3) $0.6 $6.6 $13.0 - $14.0 ($7.0) ($2.0) $3.0 $8.0 $13.0 2004 2005 2006 2007E $ Millions

Non-GAAP to GAAP Reconciliation
In managing its business financial performance and establishing internal financial plans and targets the Company uses non-GAAP financial measures.
Management believes that certain non–GAAP financial measures provide greater transparency in managing its operations and business. The company has presented these non-GAAP financial measures as supplemental information to allow investors to see how management views the operating performance of the company and how it communicates the performance internally. The company has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting. This non-GAAP information is subject to material limitations and is not intended to be used in isolation or instead of results prepared in accordance with GAAP but rather in addition to the GAAP results. Also, the non–GAAP information prepared by SumTotal is not necessarily comparable to non-GAAP information provided by other companies.
A reconciliation of the non-GAAP measures to GAAP is included in the financial tables contained in this press release. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures as provided herein.
The adjustments and the basis for excluding them are as follows:
Deferred Revenue Write-down
The company excludes the impact of the write-down of acquired deferred revenue to fair value relating to its acquisitions of Docent, Inc., Pathlore Software
Corporation and MindSolve Technologies, Inc. This has the effect of increasing licenses, service and maintenance revenue to the amounts that would have been recorded in the absence of the purchase accounting adjustments required by GAAP. This is done to provide management with better visibility on the contractual revenue run rate, maintenance and subscription renewal rates and the operating profitability of the business.
Stock Based Compensation
SumTotal has incurred stock-based compensation as required by FAS 123R in 2006 and by APB25 in prior years. The company excludes these expenses from services and maintenance cost of revenue, research and development expenses, sales and marketing expenses and general and administrative expenses because it believes that the information is not relevant in managing its operations. Excluding these expenses also provides for better comparability between periods and for results that better reflect the economic cash flows of the operations.
Amortization of Intangibles
The company has incurred expenses for amortization of intangibles in the cost of sales numbers reported in its GAAP financial results. These expenses relate to various acquisitions of companies and technology. Management excludes these expenses when evaluating its operating performance because it believes that it provides for better comparability between periods and provides results that are more reflective of the operating performance of the business.
Restructuring Charges
The company has incurred expenses for restructuring activities and accounted for them in accordance with FAS 146. These include but are not limited to employee severance and leasehold termination costs. Because of the one-time nature of these charges management excludes them in evaluating its operating performance.
Provision for Litigation Settlement
In the fourth quarter of 2005, the company recorded a litigation settlement charge related to a patent infringement claim in its GAAP financial results.
Management has excluded this charge when evaluating its operating performance because it believes that it provides for better comparability between periods and provides results that are more reflective of the operating performance of the business.
In-process Research and Development Charge
In the fourth quarter of 2006, the company incurred a charge for in-process research and development in conjunction with its acquisition of MindSolve
Technologies, Inc, which is reported in its GAAP financial results.  Management excludes these expenses when evaluating its operating performance because it believes that it provides for better comparability between periods and provides results that are more reflective of the operating performance of the business.
Income taxes
These adjustments are not tax effected as management believes that given the company's historical operating losses and other tax considerations, they would not result in a tax charge to the income statement.

Non-GAAP to GAAP Reconciliation
2003
Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total
Non GAAP Revenue 59.7 13.8 16.1 16.2 19.5 65.6 17.0 16.0 18.5 26.9 78.4 26.3 26.5 27.5 30.0 110.3
Preacquisition Docent revenue (30.2) (5.8) (5.8)
Deferred revenue write-off (0.9) (2.0) (0.9) (0.8) (4.6) (0.3) (0.1) (0.1) (3.0) (3.4) (2.0) (1.4) (0.5) (0.4) (4.3)
GAAP Revenue 29.5 7.1 14.1 15.3 18.7 55.2 16.7 15.9 18.4 23.9 75.0 24.3 25.1 27.0 29.6 106.0
Non GAAP Net Income/Loss (6.1) (0.2) 0.4 0.5 (5.4) (0.7) (2.4) 1.2 2.5 0.6 0.9 2.3 1.2 2.2 6.6
Preacquisition Docent loss 2.9
Deferred revenue/cost write-off (0.9) (2.0) (0.9) (0.7) (4.5) (0.3) (0.1) (0.1) (3.0) (3.4) (2.0) (1.5) (0.6) (0.4) (4.5)
Amortization of intangibles (0.6) (1.4) (1.5) (1.4) (4.9) (1.4) (0.7) (0.7) (1.5) (4.3) (2.3) (2.2) (2.2) (2.2) (8.9)
Stock based comp (0.9) (0.3) (0.2) (0.3) (1.7) (0.2) (0.2) (0.3) (0.3) (1.0) (1.0) (1.0) (1.1) (1.0) (4.1)
Restructuring (0.9) (0.2) (1.1) (0.3) (0.3)
In Process R & D (1.3) (1.3)
Litigation settlement 0.0 (2.7) (2.7)
In-process R&D (1.1) (1.1)
GAAP Net Income (7.8) (4.1) (2.2) (1.9) (18.9) (2.6) (3.4) 0.1 (5.3) (11.1) (4.4) (2.4) (2.7) (2.5) (12.0)
2004 2005 2006

Balance Sheet/Cash Flow ($ million)
($18.0) ($14.4)
Debt
$1.5
$7.2 **
Cash Flow from Operation
($26.7) ($30.7)
Deferred Revenue
84 86
Days Sales Outstanding*
$25.2 $28.5
Receivables
$19.1 $15.7
Cash & Short Term Investments
December
31, 2005
December
31, 2006
2007 Estimated Cash Flow from Operations $14 – 15  Million
2007 Estimated Net Increase in Cash $  7 – 8   Million

2007 Focus - Execution
Deliver Financial Excellence
Recurring Revenue Increase to 50% of Total Revenue
20% Revenue Growth and 10% Net Income
Operating Cash Flow Contribution of $15 Million
Expansion into Performance Management and Compensation Management
Performance Management of $6 – 8 Million
Integration of LMS and PM Products
Deliver Operational Excellence
High Customer Satisfaction
Continued sales and migration to SumTotal Enterprise Suite 7
Successful build and launch of next product release
Expand Business Scope to Adjacent Markets Within Talent Management
Partner or Acquire to Add Talent Management Offerings
Increase OEM Relationships and Offerings
Create Significant Shareholder Value

Opportunity / Revenue / Value
Other Talent Management
Incremental OEM
Expand Performance Management
Grow LMS Business

SumTotal

SumTotal’s Growth Drivers
Time
Expand into Other Talent Management
• Recruiting
• Incentive Management
• New Geographies
• 1500 Enterprise Customers
and 17 Million Users
Incremental OEM Opportunities
• HR Service Providers
• Other Service Providers
• Product OEM
Expand Base Business
Expand PM Business
• LMS Customer Base
• New Customers

Gwyn Lauber Investor Relations SumTotal Systems, Inc. 650-934-9594 glauber@sumtotalsystems.com Further Questions